Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ___ 12-16423 MM11
OPERATING REPORT NO. 3
	Debtor(s).	FOR THE MONTH ENDING:
2/28/2013

I.  CASH RECEIPTS AND DISBURSEMENTS

A.  (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$306,165.06

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS		$150,114.03

3. BEGINNING BALANCE		$156,051.03
4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$-
GENERAL SALES	$-
OTHER (SPECIFY) _Payroll tax refund, service refund	$885.00
OTHER ** (SPECIFY) __________	$-

TOTAL RECEIPTS THIS PERIOD:		$885.00

5. BALANCE:		$156,936.03

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$106,789.11
TOTAL DISBURSEMENTS THIS PERIOD***:		$106,789.11

7. ENDING BALANCE:		$50,146.92

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

     DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

_______________________________________San Diego, CA 92128_______________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX.  BALANCE SHEET

(ACCRUAL BASIS ONLY)

Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$50,446.92
Restricted Cash
Accounts Receivable	$339,520.78
Inventory	$118,912.35
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$508,880.05

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(247,349.85)
Net Property, Plan, and Equipment		$7,523.60

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$61,593.40
Total Other Assets		$61,593.40

TOTAL ASSETS		$577,997.05

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$70,517.10
Taxes Payable
Notes Payable
Professional Fees	$136,783.77
Secured Debt
Other (Itemized) See page 12 disclosure attached	$34,667.08
Total Post-Petition Liabilities		$241,967.95

Pre-Petition Liabilities:
Secured Liabilities	$4,555,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,527,696.84

TOTAL LIABILITIES		$5,769,664.79

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$145,910.57
Direct Charges to Equity

TOTAL EQUITY		$(5,191,667.74)

TOTAL LIABILITIES & EQUITY		$577,997.05

IX.  PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month		Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue		$136,580.00		$492,925.60
Less: Returns/Discounts	(	)	(	)
Net Sales/Revenue		$136,580.00		$492,925.60

Cost of Goods Sold:
Beginning Inventory at cost		$91,552.82		$22,488.00
Purchases		$70,020.36		$149,486.81
Less: Ending Inventory at cost		$(118,912.35)		$(118,912.35)
Cost of Goods Sold (COGS)		$42,660.83		$53,062.46

Gross Profit		$93,919.17		$439,863.14

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders		$32,320.00		$65,243.00
Payroll - Other Employees		$14,635.92		$33,811.26
Payroll Taxes		$3,111.34		$9,165.75
Other Taxes (Itemize)
Depreciation and Amortization		$3,380.96		$16,904.79
Rent Expense - Real Property		$9,645.40		$19,290.80
Lease Expense - Personal Property
Insurance		$1,250.00		$15,884.76
Real Property Taxes
Telephone and Utilities		$2,169.78		$8,325.73
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking		$682.15		$1,391.48
Miscellaneous Operating Expenses (Itemize) see attached		$2,504.58		$9,021.61
Total Operating Expenses		$(69,700.13)		$(179,039.18)

Net Gain/(Loss) from Operations		$24,219.04		$260,823.96

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)		$-		$42,899.00
Total Non-Operating Income		$-		$42,899.00

Non-Operating Expense:
Interest Expense		$4,178.32		$11,028.62
Legal and Professional (Itemize)		$99,079.77		$146,783.77
Other (Itemize)
Total Non-Operating Expenses		$(103,258.09)		$(157,812.39)

NET INCOME/(LOSS)		$(79,039.05)		$145,910.57